SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive additional materials

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Soliciting material pursuant to Rule 14a-12

Virtus Variable Insurance Trust
Registration Nos. 811-04642 and 033-05033
(Name of Registrant as Specified in Its Charter/Declaration of Trust)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Virtus Variable Insurance Trust One Financial Plaza Hartford, CT 06103	Toll Free 800-367-5877 Virtus.com
June 24, 2019
Dear Contract Owner:
You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract” and together “Contracts”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more series of Virtus Variable Insurance Trust (the “Trust”) have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract. The Insurance Company (through its Separate Accounts through which your Contract was issued) is the record owner of shares of the series held in connection with your Contract, including shares of Virtus SGA International Growth Series (formerly Virtus Duff  & Phelps International Series) (the “Series”).
As record owner of the Series’ shares, the Insurance Companies have been asked by the Trust’s Board of Trustees to approve a proposal to appoint a new subadviser to the Series by approving a new Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc., the Series’ Investment Adviser, and Sustainable Growth Advisers, LP. In this regard, and as is more fully explained in the attached proxy statement, the Trust is holding a meeting of its shareholders to consider approval of the proposal. As you may know, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each of the Series that are attributable to your Contract at any meeting of the Series’ shareholders at which shareholders are being asked to vote. We are writing to you to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the meeting of shareholders of the Series. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.
I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special meeting of shareholders of the Series to be held on July 30, 2019. Your vote is vital to the outcome of the proposal that is being presented by the Board of Trustees of the Trust.
Proposal details are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.
The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board of Trustees’ recommendations, please vote FOR the proposal on the enclosed voting instruction form.

Your vote is important. Please take a moment after reviewing the enclosed materials to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction form(s) to instruct us by internet or telephone, or by signing and returning the voting instruction form(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.
If you have any questions, please call (800) 367-5877 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. Thank you for your continued investment in Virtus Variable Insurance Trust.
Sincerely,
George R. Aylward
President, Virtus Variable Insurance Trust

VIRTUS SGA INTERNATIONAL GROWTH SERIES
(formerly VIRTUS DUFF & PHELPS INTERNATIONAL SERIES)
A SERIES OF VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on July 30, 2019
To owners of variable annuity contracts or variable life insurance policies (each one a “Contract” and together, “Contracts”) issued by participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) entitled to give voting instructions in connection with a separate account of an Insurance Company.
NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Virtus SGA International Growth Series (formerly Virtus Duff  & Phelps International Series) (the “Series”) of Virtus Variable Insurance Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103, on July 30, 2019 at 10:00 a.m. Eastern Time and any adjournments thereof  (the “Meeting”) for the following purpose:
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To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. (“VIA”), and Sustainable Growth Advisers, LP (the “Subadviser”).

2.
To transact any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trust’s Board of Trustees recommends that shareholders of the Series vote to approve the proposal.
Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of the Insurance Companies supporting Contracts issued by the Insurance Companies are the only shareholders of the Series. However, each Insurance Company hereby solicits, and agrees to vote the shares of the Series at the Meeting in accordance with, timely instructions received from Contract Owners having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. This may result in a relatively small number of Contract Owners determining the vote with respect to the proposal.

The Board of Trustees has fixed the close of business on June 7, 2019 as the Record Date for determination of shareholders entitled to notice of and to vote at the Meeting. As a Contract Owner of record at the close of business on the Record Date, you have the right to instruct the Insurance Company as to the manner in which shares of the Series attributable to your Contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.
By order of the Board of Trustees
Jennifer S. Fromm
Secretary
Virtus Variable Insurance Trust
June 17, 2019
Shareholders who do not expect to attend the special meeting are requested to vote by telephone or by the internet, or complete, sign, date and return the accompanying voting instruction form in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the voting instruction form are set forth immediately following this notice or, with respect to telephone or internet voting, on the voting instruction form. It is important that the voting instruction form be returned promptly. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS
The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.
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Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

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Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

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All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS SGA INTERNATIONAL GROWTH SERIES
(formerly VIRTUS DUFF & PHELPS INTERNATIONAL SERIES)
A SERIES OF VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103
(800) 367-5877
SPECIAL MEETING OF SHAREHOLDERS
To be held on July 30, 2019
PROXY STATEMENT
This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of Virtus Variable Insurance Trust (the “Trust”) by the participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) to owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contracts and variable life insurance policies (each one a “Contract” and together “Contracts”) issued by the Insurance Companies and having contract values on the record date allocated to separate accounts (each one a “Separate Account” and together the “Separate Accounts”) of the Insurance Companies invested in shares of Virtus SGA International Growth Series (formerly Virtus Duff  & Phelps International Series) (the “Series”), an investment portfolio of the Trust.
As a Contract Owner, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of a Series, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Series. For simplicity, in this Proxy Statement:
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“Record Holder” of the Series refers to each Insurance Company which holds Series’ shares of record;

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“shares” refers generally to your shares of beneficial interest in the Series; and

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“shareholder” or “Contract Owner” refers to you.

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from Contract Owners for use at a special meeting of shareholders of the Trust and the Series (the “Meeting”). The Meeting is to be held on July 30, 2019 at 10:00 a.m. Eastern time, at the offices of Virtus Investment Partners, Inc. at One Financial Plaza, Hartford, Connecticut 06103, for the purpose set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement and its enclosures are being mailed to shareholders of the Series beginning on or about June 24, 2019, or as soon as practicable thereafter. Shareholders of record at the close of business on June 7, 2019 (the “Record Date”) are entitled to vote on the proposals, as set forth below.
At the Meeting, shareholders will be asked:
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To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. (“VIA”), and Sustainable Growth Advisers, LP (the “Subadviser”).

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To transact any other business as may properly come before the Meeting or any adjournment(s) thereof.

Certain Insurance Company Separate Accounts are the only holders of shares of the Series. However, each Insurance Company has agreed to vote the shares of the Series at the Meeting in accordance with the timely instructions received from the owners of Contracts issued by such Insurance Company having contract values allocated to its Separate Accounts and invested in such Series shares on the record date. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.
The Trust is registered with the Securities and Exchange Commission (the “Commission” or “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). It was formed on February 18, 1986 as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011. The Trust currently issues eight series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies. The proposal in this Proxy Statement applies only to shareholders of Virtus SGA International Growth Series.
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) currently serves as the investment adviser to the Series. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). VP Distributors, LLC (“VPD”), another wholly-owned indirect subsidiary of Virtus, serves as principal underwriter of shares of the Series. Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust. The principal office of each of these entities is located at One Financial Plaza, Hartford, Connecticut 06103.

A copy of the Series’ most recent annual and/or semi-annual reports is available free of charge via the Internet at https://www.virtus.com/investor-center/variable-insurance-trust-fund-documents, by calling 800-367-5877, or by writing to the Trust at One Financial Plaza, Hartford, Connecticut 06103. A copy of this proxy statement is also available via the Internet at the Internet address provided on the voting instructions card.
General Voting Information
This Proxy Statement is being furnished to Contract Owners on behalf of the Board in connection with the solicitation by the Trust of voting instructions from Contract Owners indirectly invested in the Series in connection with a meeting of the Series’ shareholders to be held on July 30, 2019. The Board has called the Meeting to consider the matter indicated on the cover page of this Proxy Statement. The Separate Accounts are the only holders of Series shares. Each Insurance Company will vote the Series shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under Contracts funded through the Separate Account. Contract Owners have the right to instruct the Insurance Companies as to the number of shares (and fractional shares) that have an aggregate value on the record date equal to the contract value on the record date under that Contract allocated to the subaccount of each Separate Account holding the shares of the Series. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. In other words, the Insurance Companies will vote shares attributable to Contracts as to which no voting instructions are received in the same proportion as those for which instructions are received. This may result in a relatively small number of Contract Owners determining the vote with respect to a proposal.
If a properly executed voting instruction form is received that does not specify a choice, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the relevant proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners. The Trust does not believe that these circumstances exist with respect to matters currently before Series shareholders.
Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by mailing a notice of revocation to the Secretary at the principal office of the Trust, by executing a superseding voting instructions form by mail, telephone or through the Internet, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chair of the Meeting. For any Contract Owner who desires to execute a superseding voting instructions form by mail, the Secretary of the Trust will send the Contract Owner a new voting instruction form, upon request.
The Board has fixed June 7, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, the following shares and classes of the Series were outstanding and entitled to vote: Class A — 13,066,754.360 and Class I —  8,318.353.
The Trustees and current executive officers of the Trust beneficially own, directly or indirectly, less than 1% of the shares of the Series. To the knowledge of the Trust and the Board, there are no Contract Owners, as of the record date, who have the right to instruct an Insurance Company as to 5% or more of the Series’ shares.
To be counted, the Insurance Companies must receive a Contract Owner’s voting instructions either by telephone or through the internet or via a properly executed voting instruction form mailed to the Proxy Tabulator, Broadridge, by 5:00 p.m. Eastern time on July 29, 2019 or by attendance at the Meeting.
Each dollar of net asset value of the Series is entitled to one vote. Fractional dollars of net asset value are entitled to a proportionate fractional vote, which will be counted. A Contract Owner has the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to his or her Contract at the Meeting as to each proposal. The presence in person or by proxy of thirty-three and one-third percent (33 1∕3%) of the outstanding shares of the Series entitled to vote will constitute a quorum for the transaction of business at the Meeting. Approval of the proposal requires approval by a majority of the outstanding shares of the Series at the close of business on the record date. Approval by a majority of the Series’ outstanding shares is defined by the 1940 Act, as the lesser of  (i) 67% or more of the voting securities of the Series present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Series. Because “affirmative” votes are necessary to approve the proposal, a voting instruction to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal. There are expected to be no broker non-votes for the proposal since the Insurance Companies know the identity of the Contract Owners and each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion

(for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the chairperson of the Meeting may adjourn the Meeting to permit further solicitation of voting instructions if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Neither the Commission nor Virtus requires any specific minimum percentage of Contract Owners to vote in order for an Insurance Company to vote shares for which voting instructions are not received. Virtus seeks to obtain a reasonable level of turnout given the particular circumstances, which circumstances may include the proportion of voting instructions actually received voting “for” the proposal. Adjourned meetings may be held within sixty (60) days after the date originally set for the Meeting without further notice to shareholders or Contract Owners, unless a new record date is set for the determination of shareholders entitled to notice of and to vote at the Meeting.
The Series will bear all of the expenses of soliciting voting instructions. The anticipated cost of such solicitation services is approximately $24,500. The solicitation of instructions will be made primarily by mail but may include telephone, electronic or oral communications by employees of Virtus or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Contract Owners on or about June 24, 2019.
BOARD OF TRUSTEES RECOMMENDATION
The Board of Trustees met on May 21 – 22, 2019 to discuss the proposal contained in this Proxy Statement. The Board, including those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act), voted unanimously to approve the proposal. The Board recommends that you vote “FOR” the proposal contained in this Proxy Statement.

PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT WITH SUSTAINABLE GROWTH ADVISERS, LP
I. Introduction
Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) serves as investment adviser to the Series, pursuant to an investment advisory agreement between VIA and the Trust with respect to the Series, as last amended on September 7, 2016 (the “Advisory Agreement”). Duff  & Phelps Investment Management Co. (“DPIM”) was appointed as investment subadviser to the Series, pursuant to a subadvisory agreement dated November 2, 2016, by and among the Trust, VIA and DPIM (the “Previous Subadvisory Agreement”). The Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Advisory Agreement and the Previous Subadvisory Agreement with respect to the Series at a meeting held on November 13 – 15, 2018.
In the role of Adviser to the Series, VIA is responsible for, among other activities, (i) setting the Series’ overall investment strategies and monitoring and evaluating investment programs and results, including performance; (ii) reviewing the Series’ compliance with investment objectives, policies, restrictions; (ii) assisting with liquidity determinations and valuation of securities; and (iv) recommending to the Board whether subadvisory agreements should be renewed, modified, or terminated. With respect to management of the Series, due to the subadviser not meeting performance expectation, the Adviser initiated actions that resulted in the Adviser’s recommendation to terminate DPIM as subadviser. As a result, the Adviser recommended to the Board of Trustees of the Trust that the Series would benefit from replacement of DPIM with Sustainable Growth Advisers, LP (the “Subadviser” or “SGA”).
In connection with the recommendation to replace DPIM and appoint a new subadviser for the Series, at a meeting of the Board of Trustees of the Trust held on May 21 – 22, 2019, the Trustees (including the Independent Trustees) determined to terminate the Previous Subadvisory Agreement and approved an interim subadvisory agreement by and among the Trust, VIA and SGA with respect to the Series, which took effect as of June 4, 2019 (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement has a term of the earlier of 150 days or the date on which a new subadvisory agreement is entered into.
The Board of Trustees subsequently approved and recommended for shareholder approval a new investment subadvisory agreement by and among the Trust, VIA and the Subadviser with respect to the Series (the “Subadvisory Agreement”). If approved by the shareholders, the

Subadvisory Agreement will become effective on August 1, 2019. As discussed below, the Subadvisory Agreement and the Interim Subadvisory Agreement are similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other non-material exceptions. As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement or the Interim Subadvisory Agreement. The Advisory Agreement between the Trust and VIA relating to the Series remains in effect and the fees payable to the Adviser by the Series under the Advisory Agreement will not change.
II. The Previous, Interim and New Subadvisory Agreements
The Previous Subadvisory Agreement
The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2017, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement was subject to termination by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by VIA or DPIM, in each case upon 30 days’ written notice, and would terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Series was terminated.
The Previous Subadvisory Agreement obligated DPIM to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by DPIM; (iii) be responsible for voting (or refraining from voting) all proxies for portfolio securities in accordance with policies and procedures adopted by the Series or by DPIM and approved by VIA; and (iv) perform certain limited related administrative functions in connection therewith.
The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of DPIM, DPIM would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.
Under the Previous Subadvisory Agreement, the Adviser paid a subadvisory fee to DPIM, consisting of a fee computed at the rate of 50% of the net advisory fee paid by the Series to the Adviser. For the fiscal year ended December 31, 2018, the Adviser paid DPIM $652,269 in aggregate subadvisory fees for its services with regard to the Series, which was an effective rate of 0.38% of net assets of the Series.

The Interim Subadvisory Agreement
The terms of the Interim Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the effective date and term of the Agreement, and certain other immaterial exceptions. The Interim Subadvisory Agreement provides that it will remain in effect for no greater than 150 days or until a new subadvisory agreement is entered into with respect to the Series. The Interim Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by VIA or SGA, upon thirty (30) days’ prior written notice. The Interim Subadvisory Agreement will also terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Series is terminated.
The New Subadvisory Agreement
The terms of the new Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other non-material exceptions. The Subadvisory Agreement provides that it will remain in effect until for an initial period of two years, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by VIA or the Subadviser, upon sixty (60) days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Advisory Agreement with VIA.
Like the Previous Subadvisory Agreement, the Subadvisory Agreement would generally provide that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of SGA, SGA would not be liable for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement; however, SGA would be responsible for any losses arising out of or resulting from a “trade error” caused by the negligent action or negligent omission of SGA or an agent of SGA.

Subadvisory Fee
Under the Subadvisory Agreement, VIA will continue to pay the same subadvisory fee as under the Previous Subadvisory Agreement. VIA will pay a subadvisory fee to SGA at the rate of 50% of the net advisory fee paid by the Series. The advisory fee paid to VIA by the Series is 0.75% for the first $250 million of net assets, 0.70% for the next $250 million, and 0.65% for amounts greater than $500 million. This is identical to the fee under the Previous Subadvisory Agreement, so there will be no change to either the advisory or subadvisory fee under the Subadvisory Agreement. The fees paid under the Previous Subadvisory Agreement for the last fiscal year are identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Series.
As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and the Adviser relating to the Series remains in effect and the fees payable to the Adviser by the Series under the Advisory Agreement will not change, so there is no increase in the management fees paid by the Series as a result of the subadvisory fees paid under the Subadvisory Agreement.
INFORMATION ABOUT VIA
VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), all of which are located at One Financial Plaza, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of December 31, 2018, Virtus’ affiliated investment advisers had in aggregate approximately $92 billion in assets under management.
VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Trust’s shares. The Series paid VP Distributors $428,746 during the last fiscal year for performing distribution services for the Series. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust. The Series paid Virtus Fund Services $162,580 during the last fiscal year for performing these services for the Series. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103.
VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2018, VIA had approximately $26.6 billion in assets under management. For the fiscal year ended December 31, 2018, VIA was paid $1,304,538 in net aggregate investment advisory fees for its services with regard to the Series.
VIA does not currently serve as investment adviser to any funds or accounts that are managed similarly to the Series.
George Aylward, Kevin J. Carr, Jennifer Fromm and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of VIA. The other principal executive officers and directors of VIA are: Michael Angerthal, Executive Vice President, Chief Financial Officer and a Director; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The address of each such individual is VIA’s address listed above.
For the year ended December 31, 2018, the Series paid $184,477 in brokerage commissions. No brokerage commissions were paid by the Series to any affiliated broker of VIA or SGA.
INFORMATION ABOUT THE SUBADVISER
Sustainable Growth Advisers, LP, a majority owned affiliate of Virtus, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA manages approximately $12.5 billion as of March 31, 2019, of which $10.8 billion is regulatory assets under management and $1.7 billion is model/emulation assets under contract.

The following individuals are jointly and primarily responsible for the day-to-day management of the Series’ investments, and serve as portfolio managers of the Series under the Interim Subadvisory Agreement and will continue to serve as portfolio managers under the Subadvisory Agreement:
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Tucker Brown.   Mr. Brown is an Analyst, a Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining SGA in 2006, Mr. Brown was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team. Previously, he worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail and technology sectors. Mr. Brown began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co.

•
Alexandra Lee.   Ms. Lee is an Analyst, a Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining SGA in March 2004, Ms. Lee was an Associate Director and an equity analyst at Bear Stearns, covering large cap biotechnology companies, and a member of the global healthcare research team. Previously, she worked as an equity research analyst at JP Morgan in the life sciences technology group, and as a management consultant at the Boston Consulting Group. Ms. Lee also has a medical degree from Yonsei University in Seoul, Korea.

•
Gordon M. Marchand, CFA, CPA, CIC.   Mr. Marchand is a Founding Principal, an Analyst, a Portfolio Manager, a member of the firm’s Investment Committee and a member of the firm’s Advisory Board. Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment advisor, from 1984 to 2003. He was also that firm’s Chief Operating and Financial Officer. Mr. Marchand began his career as a management consultant for Price Waterhouse. He is a CFA® charterholder, a Chartered Investment Counselor (“CIC”) and a Certified Public Accountant (“CPA”). Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above:
Name	Principal Occupation At Sustainable Growth Advisers, LP
George P. Fraise	Founding Principal & Executive Committee Member
Gordon M. Marchand	Founding Principal & Executive Committee Member
Robert L. Rohn	Founding Principal & Executive Committee Member
Daniel Callaway	Chief Compliance Officer and General Counsel
Peter Seuffert	Chief Operating Officer
The Subadviser currently serves as investment subadviser to the following registered fund that has a similar investment objective and is managed similarly to the Series.
Name	Total Assets Under Management (as of May 31, 2019)	Subadvisory Fee
Virtus Asset Trust – SGA International Growth Fund	$104.4 million	50% of the net advisory fee
The above named fund operates under a contractual expense limitation arrangement with its adviser (an affiliate of VIA), under which SGA contributes its proportionate amount of the subadvisory fee for any amount of the advisory fee that is waived by the fund’s adviser.
Investment Strategies and Risk Changes
The Board believes that Series shareholders can benefit from management of the Series’ assets by the Subadviser through the application of its International Growth Equity Strategy. The Subadviser’s strategy invests in companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. The Subadviser selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. The Subadviser may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers.
The Board noted that the investment objective of the Series will not change, although the Subadviser will manage the Series using different strategies with similar risk factors. Both are bottom-up fundamental stock pickers looking for superior growth with attractive valuations, however, DPIM is also informed by top-down macro views while SGA may also consider certain ESG factors. The principal risks may also be described differently because there are certain investment strategies that, while previously also permitted for the Series, SGA has determined are principal strategies and therefore the related risks may be deemed principal risks of investing in the Series. Further, due to SGA’s growth focus SGA does not anticipate that value stocks will be primary investments for the Series, and SGA does not anticipate derivative investments to be primary investments of the Series. Following is a comparison of the Series’ investment strategies upon the change from DPIM to the Subadviser:
DPIM	Subadviser
Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic
The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.
The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or

DPIM	Subadviser
fortunes and risks of the designated country. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things, monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.
SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.
The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

DPIM	Subadviser
low absolute volatility and downside protection.
In determining which portfolio securities to sell, the subadviser considers, among other things, whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.
The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Under the Subadviser’s management, the principal risk descriptions of the Series would change. The following are now principal risks:
Convertible Securities Risk.   The risk that the value of a convertible security held by the Series will decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or that the security will be called for redemption at a time and/or price unfavorable to the Series.
Currency Rate Risk.   The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.
ESG Consideration Risk.   The risk that the Series’ consideration of ESG factors results in the Series’ forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so, or that the companies identified by the ESG factors do not operate as expected when addressing ESG issues.
Geographic Concentration Risk.   The risk that events negatively affecting the geographic location where the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.
Growth Stocks Risk.   The risk that the Series investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

Large Market Capitalization Companies Risk.   The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
Preferred Stock Risk.   The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.
Sector Focused Investing Risk.   The risk that events negatively affecting a particular market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.
Small and Medium Market Capitalization Companies Risk.   The risk that the Series’ investments in small and medium market capitalization companies will increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.
In addition, “Derivatives Risk” and “Value Stocks Risk” are no longer principal risks of investing in the Series.
Basis for the Board’s Recommendation
In evaluating, approving and recommending to the Series’ shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of the Series and its shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:
•
the nature, extent and quality of the services to be provided by the Subadviser with respect to international growth equity investments. The Trustees reviewed biographical information for the portfolio managers who would be providing services under the Subadvisory Agreement and noted their depth of experience;

•
the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, and the advisory fee paid by the Series, both of which would remain unchanged from the fees paid under the Advisory Agreement and Previous Subadvisory Agreement. The Trustees noted that the Adviser would remain subject to a contractual expense limitation agreement that limits total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of the Series to 1.18% and 0.93%, on an annualized basis, for Class A and Class I shares, respectively, until at least April 30, 2020;

•
the performance results of the SGA International Growth Composite as managed by the Subadviser in a manner identical to the Series, which would have outperformed the MSCI EAFE Index (net) for the 1- and 3-year periods ended March 31, 2109 and since its inception on March 1, 2015. It also outperformed the Series as managed by DPIM over the same periods; and

•
the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Series could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Series and the profitability to VIA from its affiliation with the Subadviser, the Board noted that the fees under the Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under the Advisory Agreement. In considering the reasonableness of the fees payable by VIA to SGA, the Board noted that, as an affiliate of VIA, such profitability to SGA might be directly or indirectly shared by VIA, and therefore the Board considered the profitability of VIA and SGA together. The Board noted that the subadvisory fees would be paid at the same level as under the Previous Subadvisory Agreement. For these reasons, the profitability to the Subadviser of its relationship with the Series was not a material factor in the Board’s deliberations at this time.

In addition, the Board noted that the management fees for the Series included breakpoints based on assets under management, and that the contractual expense limitation would also remain in place. The Board also took into account the current size of the Series, and noted that the Series may realize certain economies of scale if the assets of the Series were to increase and that shareholders of the Series would have an opportunity to benefit from these economies of scale. The Board did not otherwise consider the potential economies of scale in the Subadviser’s management of the Series to be a material factor in its consideration at this time. Based on all of the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Series’ assets by the Subadviser.
Required Vote
Approval of the Subadvisory Agreement with the Subadviser requires the affirmative vote of a majority of the outstanding voting securities of the Series with both of the Series’ share classes voting together. Under the 1940 Act, a majority of the Series’ outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series outstanding voting securities.
If the Series’ shareholders do not approve this proposal and the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Series that are in the best interests of shareholders.
SHARE OWNERSHIP INFORMATION
Phoenix Life Insurance Company (“PLIC”) and PHL Variable Insurance Company (“PHL Variable”) provide variable insurance and annuity products, and are control persons of the Series.
PLIC (a New York insurance company) and PHL Variable (a Connecticut insurance company) are direct, wholly owned subsidiaries of The Phoenix Companies, Inc. PLIC and PHL Variable are located at 31 Tech Valley Drive, East Greenbush, New York 12061.

The following table sets forth information for each class of shares of the Series as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Series’ outstanding securities, as noted.
Name and Address	Class	Shares	Percentage of Class Outstanding (%)
PHL VARIABLE INSURANCE CO PHL VIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	A	8,995,134.76	68.84%
PHOENIX LIFE INSURANCE CO PLIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	A	3,863,167.38	29.56%
VIRTUS PARTNERS INC ATTN DAVID G HANLEY ONE FINANCIAL PLAZA HARTFORD CT 06103-4500	I	8,318.35	100%
As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Series.
PORTFOLIO TRANSACTIONS
The Trust does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase Contracts which are funded by shares of the
Trust may receive brokerage commissions. The Trust does not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS
The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.
Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals to be presented at any subsequent shareholder meeting of the Trust must be received by the Trust in care of the Trust’s Secretary at One Financial Plaza, Hartford, CT 06103, within a reasonable period of time before the Trust solicits proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE PROVIDE VOTING INSTRUCTIONS BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR VOTING INSTRUCTION FORM(S) OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S) OR BY COMPLETING THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURNING THE CARD(S) BY JULY 29, 2019 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees

Name:	Jennifer S. Fromm
Title:	Vice President, Chief Legal Officer and Secretary Virtus Variable Insurance Trust

VIRTUS VARIABLE INSURANCE TRUST
Virtus SGA International Growth Series
FORM OF SUBADVISORY AGREEMENT
[        ] [  ], 2019
Sustainable Growth Advisers, LP
301 Tresser Blvd.
Suite 1310
Stamford, CT 06901
RE: Subadvisory Agreement
Ladies and Gentlemen:
Virtus Variable Insurance Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including Virtus SGA International Growth Series (sometimes hereafter referred to as the “Series”).
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.
1.
Appointment as a Subadviser.   The Adviser, being duly authorized, hereby appoints Sustainable Growth Advisers, LP (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.
Acceptance of Appointment; Standard of Performance.   The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.
Services of Subadviser.   In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.
Transaction Procedures.   All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.
B.
The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of  (i) the Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of  (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of  (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.
Proxies and Other Shareholder Actions.

A.
Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.
B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.
8.
Information and Reports.

A.
The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.
The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Series shall inure to the benefit of the Series. For the avoidance of doubt, it is acknowledged and agreed that the Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Series, the Trust (on behalf of the Series), or the Adviser against the Subadviser for recovery pursuant to this section.
11.
Confidentiality.   Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in

Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.
13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.
It is not required to register as a commodity trading advisor with the U.S. Commodity Futures Trading Commission because it does not provide commodity trading advice.

C.
It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of  “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.
F.
The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Variable Insurance Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect for an initial period of two years. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the

Trust and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.
17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.

19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Jennifer Fromm
Telephone: (860) 263-4790
Facsimile: (860) 241-1005
E-mail: jennifer.fromm@virtus.com

(b)
To the Subadviser at:

Sustainable Growth Advisers, LP
301 Tresser Blvd.
Suite 1310
Stamford, CT 06901
Attn: Daniel Callaway
Telephone: (203) 348-4742, Ext. 160
Facsimile:
E-mail: dcallaway@sgadvisers.com

21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.
22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Documents.   The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.
24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS VARIABLE INSURANCE TRUST
By:

Name:
Title:
VIRTUS INVESTMENT ADVISERS, INC.
By:

Name:
Title:
ACCEPTED:
SUSTAINABLE GROWTH ADVISERS, LP
By:

Name:
Title:
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required.
The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.
The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Trust.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Trust by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Trust,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.
Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C
SUBADVISORY FEE
For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:
1.
The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.
Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.
The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.
In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.
If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:
[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
[Name of Designated Series].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Trust.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of  [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F
DESIGNATED SERIES
Virtus SGA International Growth Series

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E81876-Z75375 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 1. APPROVAL OF A SUBADVISORY AGREEMENT BY AND AMONG THE TRUST, VIRTUS INVESTMENT ADVISERS, INC. AND SUSTAINABLE GROWTH ADVISERS, LP. FOR AGAINST ABSTAIN PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION CARD; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com E81877-Z75375 VOTING INSTRUCTION CARD Virtus Variable Insurance Trust The undersigned, being the owner of a variable annuity contract or variable life insurance policy (each one a "Contract" and together "Contracts") issued by of one of a number of participating insurance companies (each an "Insurance Company" and, collectively, the "Insurance Companies"), hereby instructs the Insurance Company to cause the shares of the Trust allocable to Contract Owner's account identified on this Voting Instruction Card, to be voted at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time on July 30, 2019, at the offices of Virtus Investment Partners, Inc. at One Financial Plaza, Hartford, Connecticut 06103, and at any and all adjournments or postponements thereof, in the manner directed on the reverse with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned. The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSAL. If you do not provide voting instructions or this Voting Instruction Card is not returned properly executed, your votes will be cast by the Insurance Company on behalf of the pertinent separate account in the same proportion as it votes shares held by those separate accounts for which it has received instructions. THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMENDS YOU PROVIDE VOTING INSTRUCTIONS "FOR" THE PROPOSAL.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E81931-S87401 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 1. APPROVAL OF A SUBADVISORY AGREEMENT BY AND AMONG THE TRUST, VIRTUS INVESTMENT ADVISERS, INC. AND SUSTAINABLE GROWTH ADVISERS, LP. FOR AGAINST ABSTAIN PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E81931-S87401 PROXY PROXY VIRTUS VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2019 The undersigned shareholder of the Trust hereby appoints Jennifer S. Fromm, Ann Flood and Kevin J. Carr and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time on July 30, 2019 at the offices of Virtus Investment Partners, Inc. at One Financial Plaza, Hartford, Connecticut 06103, notice of which meeting and the Proxy Statement enclosed with the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Trust for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMENDS A VOTE "FOR" THE PROPOSAL. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF THE PROPOSAL.